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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 14, 1997
                        (DATE OF EARLIEST EVENT REPORTED)

                             GEOSCIENCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 DATE OF REPORT

           NEVADA                                        76-0497775
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
      INCORPORATION)

                                     0-28422
                            (COMMISSION FILE NUMBER)

                        10500 WESTOFFICE DRIVE, SUITE 210
                            HOUSTON, TEXAS 77042-5326
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)

                                 (713) 780-1881
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                                     PAGE 1

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On October 14, 1997, GeoScience Corporation, a Nevada corporation (the "Company"), closed the previously announced sale of its geoscientific software business conducted by its subsidiary, CogniSeis Development, Inc. ("CogniSeis"), to Paradigm Geophysical Corporation ("Paradigm") for $8.9 million in cash plus future royalties ranging from between $8.5 million and the net present value as of the closing date of $12 million.

      A copy of the Stock Purchase Agreement dated September 5, 1997, by and among the Company, Paradigm and Paradigm Geophysical Ltd. is attached as Exhibit
2.1 hereto and is incorporated herein by reference.

      A copy of the press release dated October 15, 1997 issued by the Company relating to the closing of the sale is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 5. OTHER EVENTS.

      The information set forth in the press release of the Company dated October 28, 1997, which is filed as Exhibit 99.2 hereto, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) PRO FORMA FINANCIAL INFORMATION.

        The accompanying Pro Forma Consolidated Statements of Income for the six months ended June 30, 1997 and 1996 and the years ended December 31, 1996, 1995 and 1994, and the Pro Forma Consolidated Balance Sheet as of June 30, 1997 are based on historical financial statements, adjusted to give effect to the disposal of the geoscientific software subsidiary as though it had occurred at the beginning of the period presented. The pro forma financial information should be read in conjunction with the historical financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the disposal occurred in the earlier period.

                             GEOSCIENCE CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (unaudited)

                                                                                               June 30, 1997
                                                                                  (in thousands except per share amounts)

                                                                                            Sale of geoscientific
                                                                                                  software             Pro Forma
                                                                           Historical           subsidiary (1)        as Adjusted
                                                                           ----------           --------------        -----------
ASSETS
  Current assets:
    Cash and cash equivalents                                            $   1,135               $  8,700             $  9,835
    Receivables                                                             21,848                                      21,848
    Inventories                                                             50,944                                      50,944
    Other                                                                    3,208                                       3,208
                                                                         ---------               --------             --------
                               Total Current assets                         77,135                  8,700               85,835

   Property, plant and equipment                                            22,432                                      22,432
   Long-term receivables                                                     3,161                                       3,161
   Other Assets                                                              2,363                  8,500               10,863
   Net assets of discontinued operation                                     12,385                (12,385)
                                                                         ---------               --------             --------
                                       Total assets                      $ 117,476               $  4,815             $122,291
                                                                         =========               ========             ========
Liabilities
  Current liabilities:
     Notes payable and current maturities
         of long-term debt                                               $  13,208                                    $ 13,208
    Trade Accounts Payable                                                   6,978                                       6,978
    Unearned revenue                                                         2,330                                       2,330
    Taxes on income                                                          1,139                                       1,139
    Payable to Tech-Sym Corporation                                         10,583                                      10,583
    Other accrued liabilities                                                5,079               $  1,015                6,094
                                                                         ---------               --------             --------
                          Total current liabilities                         39,317                  1,015               40,332
  Long-term debt                                                             5,023                                       5,023
  Other liabilities and deferred credits                                       131                                         131
                                                                         ---------               --------             --------
                                  Total liabilities                         44,471                  1,015               45,486

Shareholders' Investment
  Common stock - authorized 35,000,000
     shares, $.01 par value; issued
     10,497,600 shares                                                         105                                         105
  Additional capital                                                        44,877                                      44,877
  Accumulated earnings                                                      33,247                  3,800               37,047
  Common stock held in treasury
      at cost (435,000 and 240,000 shares)                                  (5,298)                                     (5,298)
  Cumulative translation adjustments                                            74                                          74
                                                                         ---------               --------             --------
                     Total shareholders' investment                         73,005                  3,800               76,805
                                                                         ---------               --------             --------
                              Total liabilities and
                           shareholders' investment                      $ 117,476               $  4,815             $122,291
                                                                         =========               ========             ========

        The accompanying notes are an integral part of these statements.

                             GEOSCIENCE CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                                                                                       Six Months Ended June 30, 1997
                                                                                   (in thousands except per share amounts)

                                                                                          Sale of geoscientific
                                                                                                software             Pro Forma
                                                                        Historical            subsidiary (1)        as Adjusted
                                                                        ----------            --------------        -----------
Revenue                                                                  $  46,652                                    $ 46,652

Cost of revenue                                                             27,612                                      27,612
                                                                         ---------                                    --------
Gross profit                                                                19,040                                      19,040
                                                                         ---------                                    --------
Selling , general and administrative expenses                               11,178                                      11,178
Research and development expenses                                            3,797                                       3,797
Interest expense                                                               959                                         959
Interest and other (income), net                                              (138)                                       (138)
Gain on sale of geoscientific software subsidiary                                                $ (5,900)              (5,900)
                                                                         ---------               --------             --------
Income from continuing operations
    before taxes                                                             3,244                  5,900                9,144

Provision for income taxes
    from continuing operations (4)                                           1,006                  2,100                3,106
                                                                         ---------               --------             --------
Net income from continuing operations                                    $   2,238               $  3,800                6,038
                                                                         =========               ========             ========
Income per common share                                                  $    0.22               $   0.37             $   0.59
                                                                         =========               ========             ========
Average number of shares outstanding(3)                                     10,162                 10,162             $ 10,162

        The accompanying notes are an integral part of these statements.

                             GEOSCIENCE CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                                                                                        Six Months Ended June 30, 1996
                                                                                    (in thousands except per share amounts)

                                                                                           Sale of geoscientific
                                                                                                  software            Pro Forma
                                                                          Historical            subsidiary (1)       as Adjusted
                                                                          ----------            --------------       -----------
REVENUE:
    Equipment sales                                                      $  41,333               $ (3,170)            $ 38,163
    Software sales                                                           4,669                 (4,669)
    Maintenance and other                                                    4,148                 (3,442)                 706
                                                                         ---------               --------             --------
Total revenue                                                               50,150                (11,281)              38,869

COST OF REVENUE:
    Cost of equipment sales                                                 25,424                 (2,810)              22,614
    Cost of software sales                                                     679                   (679)
    Cost of maintenance and other                                            1,347                   (997)                 350
                                                                         ---------               --------             --------
Total cost of revenue                                                       27,450                 (4,486)              22,964
                                                                         ---------               --------             --------
Gross profit                                                                22,700                 (6,795)              15,905

Selling , general and administrative expenses                               14,274                 (3,422)              10,852
Research and development expenses                                            7,036                 (5,752)               1,284
Interest expense                                                               877                   (251)                 626
Interest and other (income), net                                              (373)                    29                 (344)
                                                                         ---------               --------             --------
Income from continuing operations before taxes                                 886                 (2,601)               3,487

Provision for income taxes (2)                                                 284                   (833)               1,117
                                                                         ---------               --------             --------
Net income from continuing operations                                    $     602               $ (1,768)            $  2,370
                                                                         =========               ========             ========
Income per common share                                                  $    0.07               $  (0.21)            $   0.28
                                                                         =========               ========             ========
Average number of shares outstanding(3)                                      8,542                  8,542                8,542

        The accompanying notes are an integral part of these statements.

                             GEOSCIENCE CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                                                                                         Year Ended December 31, 1996
                                                                                   (in thousands except per share amounts)

                                                                                          Sale of geoscientific
                                                                                                 software             Pro Forma
                                                                         Historical            subsidiary (1)        as Adjusted
                                                                         ----------            --------------        -----------
REVENUE:
    Equipment sales                                                      $  94,125               $ (4,511)            $ 89,614
    Software sales                                                          10,973                (10,973)
    Maintenance and other                                                    8,656                 (7,374)               1,282
                                                                         ---------               --------             --------
Total revenue                                                              113,754                (22,858)              90,896

COST OF REVENUE:
    Cost of equipment sales                                                 60,543                 (4,080)              56,463
    Cost of software sales                                                   1,106                 (1,106)
    Cost of maintenance and other                                            2,720                 (2,049)                 671
                                                                         ---------               --------             --------
Total cost of revenue                                                       64,369                 (7,235)              57,134
                                                                         ---------               --------             --------
Gross profit                                                                49,385                (15,623)              33,762

Selling, general and administrative expense                                 29,348                (11,396)              17,952
Research and development expense                                            13,405                 (6,698)               6,707
Interest expense                                                             1,671                   (297)               1,374
Interest and other (income), net                                              (354)                  (584)                (938)
                                                                         ---------               --------             --------
Income from continuing operations
   before income taxes                                                       5,315                 (3,352)               8,667

Provision for income taxes (2)                                               1,648                 (1,039)               2,687
                                                                         ---------               --------             --------
Net income from continuing operations                                    $   3,667               $ (2,313)            $  5,980
                                                                         =========               ========             ========
Income per common share                                                  $    0.39               $  (0.24)            $   0.63
                                                                         =========               ========             ========
Average number of shares outstanding (3)                                     9,453                  9,453                9,453

        The accompanying notes are an integral part of these statements.

                             GEOSCIENCE CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                                                                                        Year Ended December 31, 1995
                                                                                  (in thousands except per share amounts)

                                                                                          Sale of geoscientific
                                                                                                 software             Pro Forma
                                                                        Historical             subsidiary (1)        as Adjusted
                                                                        ----------             --------------        -----------

REVENUE:
    Equipment sales                                                      $   67,470              $ (5,880)            $  61,590
    Software sales                                                           9,654                 (9,654)
    Maintenance and other                                                    7,101                 (7,101)
                                                                         ---------               --------             --------
Total revenue                                                               84,225                (22,635)              61,590

COST OF REVENUE:
    Cost of equipment sales                                                 39,886                 (4,434)              35,452
    Cost of software sales                                                   1,012                 (1,012)
    Cost of maintenance and other                                            3,077                 (3,077)
                                                                         ---------               --------             --------
Total cost of revenue                                                       43,975                 (8,523)              35,452
                                                                         ---------               --------             --------
Gross profit                                                                40,250                (14,112)              26,138

Selling, general and administrative expense                                 21,038                 (8,165)              12,873
Research and development expense                                            12,827                 (5,951)               6,876
Interest expense                                                             2,005                   (117)               1,888
Interest and other (income), net                                            (1,415)                   115               (1,300)
                                                                         ---------               --------             --------
Income from continuing operations
   before income taxes                                                       5,795                     (6)               5,801

Provision for income taxes (2)                                               1,816                                       1,816
                                                                         ---------               --------             --------
Net income from continuing operations                                    $   3,979               $     (6)            $  3,985
                                                                         =========               ========             ========
Income per common share                                                  $    0.50               $                    $   0.50
                                                                         =========               ========             ========
Average number of shares outstanding (3)                                     7,900                  7,900                7,900

        The accompanying notes are an integral part of these statements.

                             GEOSCIENCE CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)

                                                                                    Year Ended December 31, 1994
                                                                               (in thousands except per share amounts)

                                                                                         Sale of geoscientific
                                                                                                software             Pro Forma
                                                                         Historical           subsidiary (1)        as Adjusted
                                                                         ----------           --------------        -----------

REVENUE:
    Equipment sales                                                      $  49,076               $ (1,702)            $ 47,374
    Software sales                                                           7,254                 (7,254)
    Maintenance and other                                                    7,056                 (7,056)
                                                                         ---------               --------             --------
Total revenue                                                               63,386                (16,012)              47,374

COST OF REVENUE:
    Cost of equipment sales                                                 23,719                 (1,018)              22,701
    Cost of software sales                                                   1,159                 (1,159)
    Cost of maintenance and other                                            3,304                 (3,304)
                                                                         ---------               --------             --------
Total cost of revenue                                                       28,182                 (5,481)              22,701
                                                                         ---------               --------             --------
Gross profit                                                                35,204                (10,531)              24,673

Selling, general and administrative expense                                 15,818                 (5,721)              10,097
Research and development expense                                            10,364                 (4,903)               5,461
Interest expense                                                               997                                         997
Interest and other (income), net                                              (469)                   191                 (278)
                                                                         ---------               --------             --------
Income from continuing operations
   before income taxes                                                       8,494                     98                8,396

Provision for income taxes (2)                                               2,775                     32                2,743
                                                                         ---------               --------             --------
Net income from continuing operations                                    $   5,719               $     66             $  5,653
                                                                         =========               ========             ========
Income per common share                                                  $    0.72               $   0.01             $   0.71
                                                                         =========               ========             ========
Average number of shares outstanding (3)                                     7,900                  7,900                7,900

        The accompanying notes are an integral part of these statements.

(1) Reflects the disposal of the net assets of the geoscientific software subsidiary in October 1997. (See "Item 2. Disposition of Assets".)

(2) The provision of income taxes is based on the Company's historical effective tax rate for the six months ended June 30, 1997 and 1996 and for the years ended December 31, 1996, 1995 and 1994, respectively.

(3) Income per share is computed on the average number of shares outstanding for the six months ended June 30, 1997 and 1996 and for the year ended December 31, 1996 and assumes pro forma shares outstanding of 7,900,000 for the years ended December 31, 1995 and 1994.

(4) The provision for income taxes is based on the average historical effective tax rate and the estimated effective tax rate on the gain on the disposal of the geoscientific software subsidiary.

       (c) EXHIBITS.

            2.1 Stock Purchase Agreement dated September 5, 1997, by and among the Company, Paradigm and Paradigm Geophysical Ltd.

            2.2 Amendment to Stock Purchase Agreement dated September 24, 1997, by and among the Company, Paradigm and Paradigm Geophysical Ltd.

            99.1 Press Release dated October 15, 1997.

            99.2 Press Release dated October 28, 1997.

      The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                                GEOSCIENCE CORPORATION

                                                By:/s/RAY F. THOMPSON
                                                      Ray F. Thompson
                                                      Vice President and Chief
                                                      Financial Officer

Date: October 29, 1997

                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

    2.1 Stock Purchase Agreement dated September 5, 1997, by and among the Company, Paradigm and Paradigm Geophysical Ltd.

    2.2 Amendment to Stock Purchase Agreement dated September 24, 1997, by and among the Company, Paradigm and Paradigm Geophysical Ltd.

    99.1    Press Release dated October 15, 1997.

    99.2    Press Release dated October 28, 1997.